Exhibit Item G.1.a.vi

The following outlines the additional details to N-CEN Part D.9 - Provide the Fund’s net annual operating expenses as of the end of the reporting period (net of any waivers or reimbursements) as a percentage of net assets.

Company: Clarion Partners Real Estate Income Fund Inc. filed the N-CEN 12/31/2019 reporting period on Securities and Exchange Commission date 3/12/2020; would hereby provide the additional information for the said closed end fund, as the fund has multi-classes.

The fund would report the net annual operating expenses as of the end of the reporting period (net of any waivers or reimbursements) as a percentage of net assets for all its multi-classes. The details are hereby given below:

N-CEN (D.9.)	Clarion Partners Real Estate Income Fund Inc.
Part D: Additional Questions for Closed-End Management Investment Companies and Small Business Investment Companies	Class S Shares	Class T Shares	Class D Shares	Class I Shares
N-CEN D.9: Provide the Fund’s net annual operating expenses as of the end of the reporting period (net of any waivers or reimbursements) as a percentage of net assets: ____	3.39	3.39	2.80	2.57

Date: March 25, 2020

SIGNATURES

This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

By: /s/Christopher Berarducci

Christopher Berarducci

Treasurer and Principal Financial Officer